Exhibit 10xi
                                               CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT ("Agreement") is made as of the 31st day of July,
1996, by and between Thermo-Mizer Environmental Corp.,  a Delaware corporation, with a
principal executive office at 528 Oritan Avenue, Ridgefield, New Jersey 07657 (the "Company"), and Solay, Inc. ("Solay"), a Florida corporation, with a principal executive office at 888 Prospect
Street Suite 225, La Jolla California, 92037, and Crystal Line, Inc.
 ("Crystal"), a Florida
corporation with a principal executive office at 888 Prospect Street,
 Suite 225, La Jolla,
California 92037 (Solay and Crystal are referred to collectively as the "Consultant").

                                                     RECITALS

         WHEREAS, the Company desires to engage the Consultant to provide certain consulting services with respect to the Company's business;

         WHEREAS, the Consultant represents that it has considerable knowledge and experience in advising regarding mergers and acquisitions and desires to provide those services to the
Company, all as more specifically set forth below;

         WHEREAS, the Consultant agrees to provide the services of Brett Salter; and

         WHEREAS, the Company designs, produces and markets products which monitor a wide variety of environmental conditions.

         NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements of the parties herein contained, the parties hereby agree as follows:

         1. Consulting Engagement. The Company hereby engages the Consultant and the
Consultant hereby accepts such engagement by the Company as a consultant and advisor with respect to the matters specifically set forth herein for a term of one year.

         2. Consulting Services. During the term of the Agreement, the Consultant shall undertake for and on behalf of and to the extent specifically requested in writing by the Company
to advise the Company with respect to such business matters as may be reasonably requested by the Company, including, without limitation, the following:

                  (a)      financial public relations
                  (b) source mergers and acquisitions, including the negotiation of documentation;
                  (c) combinations of products that are compatible with the Company's business;
                  (d)      restructuring of the capitalization of the Company;
and
                  (e)      consulting on other financial and business matters.

The Consultant shall be required to render on a monthly basis  a written report, within ten days of
the end of each month, to the Company with respect to the foregoing services and documenting its activities and contacts.

         The parties understand and agree that the Consultant is not required to spend all of its time and efforts with respect to the foregoing services, provided, however, the Consultant
represents and warrants to the Company that it is able to provide such services in a professional manner consistent with this type of engagement. The parties understand and further agree that during the term of this Agreement, the Consultant is not restricted from providing similar
consulting services to other companies, provided that any such other activities shall not materially interfere with the services required to be provided hereunder.

         3. Compensation. In consideration of the consulting services to be rendered as set forth herein, and subject to the terms and conditions set forth herein, the
 Company  shall pay
Crystal: $105,000.00 upon signing of this agreement. All payments by Company to Consultant shall be at San Diego, California or such other place as Consultant may request.

         As additional consideration for the consulting services to be rendered as set forth herein, and subject to the terms and conditions set forth herein, the Company hereby grants Consultant
the option (the "Option") to purchase up to 550,000 units
(the "Units"), each Unit consisting of
one share of the Company's common stock  and two Class B Warrants
(the "Warrants") at a price
of $1.00 per Unit.

         The Company shall use its best efforts to promptly register the 550,000 shares of Common
Stock, the 1,100,000 Warrants and the 1,100,000 shares of Common Stock underlying the
Warrants (collectively the "Securities") on Form S-8 for the issuance and resale thereof in accordance with the Securities Act of 1933, as amended (the "Act") and shall deliver evidence of the foregoing to the Consultant. Within seven days following the effectiveness of a Form S-8 with
respect to the Units, Solay shall exercise (including payment in full to the Company) the Option with respect to 260,000 Units for an aggregate of $260,000. The $260,000 payment shall be payable as follows: (i) $100,000 shall be payable in cash and (ii) $160,000 by a promissory note in the form annexed hereto as Exhibit A. The Company shall issue and deliver the underlying shares of Common Stock and Warrants issued and registered in the name of Solay.

          Solay acknowledges that upon its exercise of the Option with respect to the 260,000 Units, the Company is authorized to deliver 20,000 shares to Western Bankers Capital. Solay will exercise the Option with respect to an additional 40,000 Units within ninety (90) days at $1.00 per Unit.

         The Consultant's option to purchase all or a portion of the balance of the 250,000 Units shall be exercisable by Crystal for a period of five years commencing upon earlier of (A) the consummation of an Acquisition, as hereinafter defined, or (B) 18 months from the date hereof .
Upon exercise of the Option, the Company shall deliver to Crystal certificates representing the
Shares and Warrants subject to such exercise.   An Acquisition shall be
deemed to include the
purchase by the Company (by cash or the issuance of securities, or both) of a corporation, partnership or other entity introduced to the Company by Consultant or the acquisition of the
Company by a corporation, partnership of other entity introduced to the
 Company by the
Consultant, which Acquisition is consummated within six months after the termination of this

Agreement. In the event that Consultant desires to introduce additional acquisition targets to the
Company, it shall notify the Company in writing of the name of such entity whom the Consultant has previously contacted and such entity shall be deemed to have been introduced by the
Consultant unless the Company notifies the Consultant in writing within seven days after notification by Consultant that the Company has previously had contacts with such entity
regarding an Acquisition.


          The Class B Warrants shall be exercisable at an exercise price equal to the greater of
$3.00 per share. or 120% of the offering price of a share of Common Stock of the Company in a successful secondary
public offering by the Company which offering results in gross proceeds of a minimum of
$3,000,000. The Warrants shall be exercisable for a period of five years (and shall not be cancelable under any conditions)
commencing upon the
earlier of the consummation of an Acquisition or one year from the date
hereof.     The Warrants
shall otherwise be on substantially the same terms as the warrants offered by the Company in the initial public offering, including the antidilution provisions.


         4. Expenses. Consultant shall account to the Company for the $115,000 fee which shall include all ordinary and necessary expenses such as overhead, postage, telephone and other
communications expenses paid or incurred together with travel, lodging, meals, etc..  Consultant
shall not be obligated to return any amounts of the $115,000 fee not expended.

         5.       Representations and Warranties of the Company.

                  (a) The Company hereby represents and warrants that it has full power and legal right and authority to execute, deliver and perform under this Agreement, and that the officers executing this Agreement on behalf of the Company have full power and authority to do so.

                  (b) The Company hereby represents and warrants that this Agreement has been duly authorized by all necessary corporate action, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the
         Company enforceable against the Company in accordance with its terms, subject only to applicable bankruptcy, in solvency, reorganization or other similar laws relating to or affecting the rights of creditors generally and to principles of equity.

                  (c) The Company hereby covenants and agrees to indemnify and hold harmless the Consultant from and against and in respect of (I) any and all losses and damages resulting from any misrepresentation or breach of any warranty, covenant or agreement by the Company made or contained in this Agreement and
         (ii) any and all actions, suits proceedings, claims, demands, judgments, costs, and expenses, incident to the foregoing.

         6.       Representations, Warranties and Covenants of Consultant.

                  (a) Consultant hereby represents and warrants that it has full power and legal right and authority to execute, deliver and perform under this Agreement, and that the officers and individuals executing this Agreement on behalf of the
         Consultant shall have full power and authority to do so.

                  (b)      Consultant hereby represents and warrants

                  (i) This Agreement has been duly authorized by all necessary corporate and individual action, executed and delivered by the Consultant and constitutes the legal, valid and binding obligation of
                  the Consultant, enforceable against the Consultant in accordance with its terms, subject only to applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the rights of creditors generally and to general principles of equity.

                  (ii) Consultant, nor any affiliate shall be engaged, directly or indirectly, in capital-raising transactions in connection with the services  to be rendered hereunder.

                  (iii) Consultant is an accredited investor as that term is defined in Securities Act of 1933.

                  (iv) Brett Salter will perform substantially all of the consulting tasks to be performed by the Consultant hereunder.

                  (v) No petition under any Federal or State bankruptcy or insolvency law has been filed by or against them.

                  (vi) Neither Consultant nor Brett Salter has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, which permanently or temporarily enjoined
                  them from any of the following activities:

                  (A) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor
                  broker, leverage transaction merchant or any other person regulated by the Commodity Futures Trading Commission; or as an associated person of any of ;the foregoing; or as an investment
                  advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of an investment company,
                  bank, savings and loan association or insurance company or any other person regulated by the Securities and Exchange Commission; or engaging in or continuing any conduct or practice
                  in connection with such activities;

                  (B)      engaging in any type of business practice;

                  (c) engaging in any activity in connection with th purchase or sale of any security or commodity in connection with any violation of Federal or State securities laws or Federal Commodities laws;

                  (vii) Neither Consultant nor Brett Salter has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring,
                  suspending or otherwise limiting for more than thirty (30) days their right to engage in any of the activities described above or their right to be associated with persons engaged in any of such activities.

                  (viii) Neither Consultant nor Brett Salter has been found by a court in a civil or criminal action or by the Securities and Exchange
                  Commission or the Commodity Futures Trading Commission to have violated any Federal or State securities law, or any
Federal
                  commodities law, where such judgment has not subsequently been reversed, suspended or vacated.

                  (ix) Neither Consultant nor Brett Salter has been the subject of any professional disciplinary proceeding.

                  (x) No administrative sanctions have been levied against Consultant or Brett Salter.

                  (c) The Consultant is purchasing the Units for its own account and not with the intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the
 Securities, and shall not
transfer any of the Securities to any broker-dealer who is involved in the purchase or sale of the
Company's securities and shall not make any sale, transfer, or pledge thereof without registration
under the Act and any applicable securities laws of any state or unless the Consultant provides the
Company with an opinion of counsel acceptable to the Company that an exemption from registration is available.

                  (d) The Consultant hereby grants the President of the Company an irrevocable proxy, coupled with an interest, to vote all Shares purchased by Consultant pursuant to the
Option or the exercise of the Warrants.   In the event such proxy is revoked
for any reason, such
shares of Common Stock shall be voted in favor of the nominees of the Board of Directors of the

Company of directors be elected at any meeting of shareholders of the Company.
 The proxy and
the all other restrictions on the voting of the shares of Common Stock shall terminate upon the sale of the shares, exclusive of any transfer pursuant to a pledge of the Shares..

                  (e) The Consultant hereby covenants and agrees to indemnify and hold harmless the Company from and against and in respect of any and all losses and damages
resulting from any misrepresentation or breach of any warranty, covenant or agreement by the
Consultant made or contained in this Agreement.

         7.       Independent Contractor               .  It is expressly
understood and agreed that this
is a consulting services agreement only and does not constitute an employer/employee relationship. Accordingly, the Consultant agrees that the Consultant shall be solely responsible
for the payment of its own taxes or sums due to the federal, state or loca governments, office
overhead, worker's compensation, fringe benefits, pension
 contributions and other expenses,
except as otherwise specifically provided herein to the contrary. It is further understood and agreed that the Consultant is an independent contractor and that the Company shall have no right
to control the activities of the Consultant other than to require the
 Consultant to provide its
consulting services in a professional manner pursuant to the terms and conditions of this
Agreement. Moreover, the Consultant shall have no authority to obligate the Company.

         8.       Miscellaneous Provisions.

                  (a) Notices. Any notice, request, demand or other communications required or permitted pursuant to this Agreement shall be in writing and shall be deemed to have been properly given if delivered in person or by courier or other overnight carrier, by facsimile
transmission or by certified or registered mail, postage prepaid and return receipt requested, to each party hereto at the address indicated below or at any other address as may be designated
from time to time by written notice to each party.  Such notice shall be deemed given upon
delivery.

If to Consultant:

Brett Salter
Solay, Inc.
888 Prospect Street, Suite 225
La Jolla, CA 92037

with a copy to:

Martin Licht, Esq./Mark Rosenberg, Esq.
37th Floor
12 East 49th Street
New York, New York

If to the Company:

Mr. Jon J. Darcy
Thermo-Mizer  Environmental Corp.
528 Oritan Avenue
Ridgefield, NJ  07657

with a copy to:

Steven W. Schuster, Esq.
McLaughlin & Stern, LLP
260 Madison Avenue
New York, NY  10016

         (b) Entire Agreement. This agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof, and supersedes all prior written or oral
agreements, commitments or understandings with respect to the matters provided for herein, and no modification shall be binding unless set forth in writing and duly executed by each party hereto.

         (c) Expenses. Each of the parties hereto shall bear its own expenses in connection with the preparation of this Agreement.

         (d) Binding Effects This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators and successors, including any corporation with which or into which either party may be merged or which may succeed to its assets or business. Notwithstanding the foregoing, the consulting services to be rendered by the
Consultant are not assignable without the express written consent of the Company.

         (e) Headlines. The headings or captions of this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions hereof.

         (f) Language. Whenever required by the context of this Agreement, the singular number shall include the plural, the masculine gender shall include the feminine and the neuter genders and the word "person" or "party" shall include a corporation, firm, partnership, proprietorship or other form of association.

         (g) Waiver. The waiver by any party to this Agreement of a breach of any provision of this Agreement shall not be deemed a continuing waiver or a waiver of any subsequent breach
of that or any other provision of this Agreement.

         (h) Remedies. In the event litigation shall be necessary to enforce, interpret or rescind either the provisions of this Agreement or matters relating thereto, the prevailing party shall be
entitled to recover from the adverse party, in addition to such other relief as the court deems proper, the prevailing party's reasonable attorney's fees for services before trial, on trial and on any appeal therefrom.

         (i) Counterparts. For the convenience of the parties hereto, this Agreement may be executed in one or more counterparts, which shall each be considered an original. All of the other counterparts shall constitute one and the same agreement.

         (j) Severability. If any provision of this Agreement shall be declared invalid or unenforceable, the remainder of this Agreement will continue in full force and effect so far as the intent of the parties hereto can be carried out.

         (k) Specific Performance. In the event of any breach of this Agreement, the non-breaching party hereto may maintain an action for specific performance against the other party hereto who is alleged to have breached any of the terms, conditions, representations, warranties or agreements herein contained, and it is hereby further agreed that no objection to the form of action in any proceeding for specific performance of this Agreement shall be raised by any party hereto so that such specific performance of this Agreement may not be obtained by the aggrieved party. Notwithstanding anything contained in this Agreement to the contrary, the foregoing
sentences shall not be constructed to limit in any manner whatsoever any of the rights and remedies an aggrieved party may have by virtue of any breach of this Agreement.

         (l) The validity, interpretation, and performance of this Agreement shall be governed by the laws of the State of New Jersey, with respect to contracts entered into and performed in
the State of New Jersey.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as a sealed instrument as of the day and year first above written.

Thermo-Mizer Environmental Corp.                     Solay , Inc.


By: \s\ Jon Darcy                                    By: \s\ Brett Salter



Title: President                                     Title: President

                                                     Crystal Line, Inc.


                                                     By: Brett Salter



                                 Title:President____________________________


                                                     \s\ Brett Salter

                                                     Brett Salter, Individually





consexe..